THE BJURMAN, BARRY FUNDS
Supplement Dated July 1, 2008
To Prospectus Dated August 1, 2007

The principal offices of Bjurman, Barry & Associates and the Bjurman, Barry Funds have changed. All references to the address on the cover, back cover and section entitled “Management of the Trust — The Investment Adviser” on page 16 of the Prospectus are hereby deleted and replaced with the following:

2049 Century Park East, Suite 2505
Los Angeles, California 90067-3101

Effective July 1, 2008, the Funds’ Administrator, Transfer Agent and Fund Accountant will change. Specifically, the section entitled “The Administrator, Transfer Agent and Fund Accountant” on page 18 of the Prospectus is replaced with the following:

Administrator and Fund Accountant
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Main Mailing Address:	Overnight Mailing Address:

The Bjurman, Barry Funds	The Bjurman, Barry Funds
c/o PFPC, Inc.	c/o PFPC, Inc.
PO Box 9695	101 Sabin Street
Providence, RI 02940-9695	Pawtucket, RI 02860

The sections entitled “How to Purchase Shares — Important Information about Purchases for Opening an Account”, “Purchasing by Mail”, “Purchases by Wire” and “How to Redeem Shares — Redemption by Mail” and “Redemption by Telephone” on pages 18 through 23 of the Prospectus are amended as follows:

All references to Citi Fund Services Ohio, Inc. are replaced with PFPC, Inc. and the applicable addresses above.

The following two paragraphs are inserted immediately after the section entitled “Purchases by Wire Transfer” on page 19 of the Prospectus:

Initial Investment By Wire.  Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (800) 227-7264 prior to 4:00 p.m., Eastern time, on the wire date.

(Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (800) 227-7264.

Please address all mail, wire and telephonic inquiries, purchase orders and redemption orders to these new entities at the foregoing addresses and telephone numbers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

THE BJURMAN, BARRY FUNDS
Supplement Dated July 1, 2008
To Statement of Additional Information Dated August 1, 2007
The principal offices of Bjurman, Barry & Associates and the Bjurman, Barry Funds have changed. All references to the address on page 1 and references on pages 16 and 17 in the section entitled “Trustees and Officers” in the Statement of Additional Information (the “SAI”) are hereby deleted and replaced with the following:
2049 Century Park East, Suite 2505
Los Angeles, California 90067-3101
Effective July 1, 2008, the Funds’ Administrator, Transfer Agent and Fund Accountant changed. Specifically, the section entitled “Administrator, Transfer Agent and Fund Accountant” on pages 11 and 12 of the SAI is replaced with the following information:
Administrator and Fund Accountant
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661
Transfer Agent
PFPC, Inc.
PO Box 9695
Providence, RI 02940-9695
In addition, effective June 30, 2008, the Funds’ Secretary, Gary Ashjian and Assistant Treasurer Aaron Masek resigned as officers of the Funds. M. David Cottrell was elected to replace Gary Ashjian as the Funds’ Secretary effective as of June 30, 2008. No new Assistant Treasurer will be appointed at this time.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE